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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  August 5, 2005

                            JAG Media Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Nevada                 000-28761                  88-0380546
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(State or other jurisdiction      (Commission             (I.R.S. Employer
       of incorporation           File Number)           Identification No.)

       6865 SW 18th Street, Suite B13
                Boca Raton, Florida                         33433
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     (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code: (866) 300-7410

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 5, 2005, JAG Media Holdings, Inc. (the "Company") and Cornell Capital Partners, L.P. ("Cornell") agreed, as permitted under the Company's $2,000,000 Promissory Note (the "Promissory Note"), dated as of January 25, 2005, between the Company and Cornell, to extend for three months the date by which the Company must pay all amounts due under the Promissory Note. Accordingly, the schedule for puts under the Company's Equity Line Purchase Agreement, dated as of April 9, 2002, as amended July 8, 2004 and July 21, 2004, between the Company and Cornell, is extended for three months such that the put date for the first put notice will now be November 4, 2005, instead of August 5, 2005, and all bi-weekly put notices thereafter will be adjusted accordingly.

In addition, as permitted by the Promissory Note, the Company has opted to make three interest payments to Cornell, each in the amount of $20,000, which payments were made in a single lump sum of $60,000 on August 5, 2005.

The foregoing description is qualified in its entirety by reference to (i) the letter, dated August 5, 2005, by and between the Company and Cornell, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference and (ii) the Promissory Note, which was attached as an Exhibit to our Current Report on Form 8-K filed on February 3, 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

10.1 Letter, dated August 5, 2005, by and between JAG Media Holdings, Inc. and Cornell Capital Partners, L.P.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              JAG MEDIA HOLDINGS, INC.


                                              By:   /s/ Thomas J. Mazzarisi
                                                 -------------------------------
                                                   Thomas J. Mazzarisi
                                                   Chief Executive Officer


Dated:  August 9, 2005


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                                INDEX TO EXHIBITS

Exhibit No.  Description
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10.1         Letter, dated August 5, 2005, by and between JAG Media Holdings,
             Inc. and Cornell Capital Partners, L.P.